Exhibit 10.4

PLACEMENT AGENCY AGREEMENT

November 18, 2022

Citigroup Global Markets Inc.
388 Greenwich St.
New York, New York 10013

B. Riley Securities, Inc.

299 Park Avenue, 21st Floor

New York, New York 10171

Piper Sandler & Co.

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

Ladies and Gentlemen:

Lilium N.V., a Dutch public limited liability company (naamloze vennootschap) (the “Company”), proposes, subject to the terms and conditions of this Placement Agency Agreement (the “Agreement”) and the Purchase Agreements (as defined in Section 1(a) hereof), to sell to certain investors (each, an “Investor” and collectively, the “Investors”) an aggregate of (i) 22,499,997 Class A ordinary shares, nominal value €0.12 per share (the “Class A Ordinary Shares”), of the Company (the “Shares”) and (ii) warrants, in the form of Exhibit A attached hereto, to purchase Class A Ordinary Shares (the “Warrants”), in an offering under the Company’s registration statement on Form F-3 (Registration No. 333-267719). The Shares, the Warrants and the Class A Ordinary Shares issuable upon exercise of the Warrants (the “Warrant Shares”) are collectively referred to herein as the “Securities”. For purposes of this Agreement, except where otherwise expressly provided, capitalized terms shall have the meanings set forth in Section 14 hereof.

1.            Agreement to Act as Placement Agents.

The Company hereby confirms its agreement with you as follows:

(a)            On the basis of the representations, warranties and agreements of the Company contained herein, and subject to all the terms and conditions of this Agreement, Citigroup Global Markets Inc. (“Citigroup”), B. Riley Securities, Inc. (“B. Riley”) and Piper Sandler & Co. (“Piper”) shall be the Company’s exclusive placement agents (the “Placement Agents”), each acting on a reasonable best efforts basis, in connection with the sale by the Company of the Securities to the Investors in a proposed offering pursuant to the Registration Statement, with the terms of the offering to be subject to market conditions and negotiations among the Company and the prospective Investors (such offering shall be referred to herein as the “Offering”). As compensation for services rendered, and provided that any of the Securities are sold to Investors in the Offering, on the Closing Date (as defined in Section 1(c) hereof) of the Offering, the Company shall pay to the Placement Agents a cash fee equal to six percent (6.0%) of the aggregate gross proceeds raised in the Offering at the Closing (the “Placement Fee”). The sale of the Securities shall be made pursuant to securities purchase agreements between the Company and the Investors in the form included as Exhibit B hereto (each, a “Purchase Agreement” and collectively, the “Purchase Agreements”) on the terms described on Exhibit C hereto. This Agreement, the Warrants and the Purchase Agreements are collectively referred to as the “Transaction Documents”. Each Placement Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities received by such Placement Agent. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part.

(b)            This Agreement shall not give rise to any commitment by the Placement Agents to purchase any of the Securities, and the Placement Agents shall have no authority to bind the Company to accept offers to purchase the Securities. Each Placement Agent represents and agrees that it has not made and will not make any offer relating to the Securities that would constitute a Free Writing Prospectus that would be required to be filed with the Commission. Each Placement Agent may, with the prior consent of the Company (such consent not to be unreasonably withheld), retain other brokers or dealers to act as sub-agents on its behalf in connection with the Offering, the fees of which shall be paid out of such Placement Agent’s portion of the Placement Fee. Each of the Placement Agents agrees that it will use its reasonable best efforts to conduct the Offering in compliance with this Agreement and the requirements of applicable law.

(c)            Payment of the purchase price for, and delivery of, the Securities shall be made at a closing (the “Closing”) by email exchange of documentation at 10:00 a.m., New York City time, on or before November 22, 2022, or at such time on such other date as may be agreed upon in writing by the Placement Agents and the Company (such date of payment and delivery being herein called the “Closing Date”). All such actions taken at the Closing shall be deemed to have occurred simultaneously. No Securities which the Company has agreed to sell pursuant to the Purchase Agreements shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Investor thereof against payment therefor by such Investor. If the Company shall default in its obligations to deliver the Securities to an Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agents harmless against any loss, claim or damage incurred by the Placement Agents arising from or as a result of such default by the Company.

(d)            On the Closing Date, (i) the Company shall deliver, or cause to be delivered, the Securities to the Investors or their respective designees, and the Investors shall deliver, or cause to be delivered, the purchase price for their respective Securities to the Company pursuant to the terms of the Purchase Agreements, “delivery versus payment” through the facilities of The Depository Trust Company (“DTC”) and (ii) the Company shall wire the amounts owed to the Placement Agents as provided in this Agreement.

(e)            The Securities shall be registered in such names and in such denominations as each Investor shall request by written notice to the Company.

(f)            The Company acknowledges and agrees that the Placement Agents are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the Offering contemplated hereby (including in connection with determining the terms of the Offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, the Placement Agents are not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Placement Agents shall have no responsibility or liability to the Company with respect thereto. Any review by the Placement Agents of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Placement Agents and shall not be on behalf of the Company.

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2.            Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, the Placement Agents as of the date hereof, and as of the Closing Date, as follows:

(a)            The Company meets the requirements for use of Form F-3 under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”) and has prepared and filed with the Commission a shelf registration statement, as defined in Rule 405 (file number 333-267719) on Form F-3, including a related Base Prospectus, for registration under the Act of the offering and sale of the Securities. The Company will file with the Commission a Final Prospectus Supplement relating to the Securities in accordance with Rule 424(b). The Registration Statement, at the Execution Time, is effective and meets the requirements set forth in Rule 415(a)(1)(x). There is no stop order suspending the effectiveness of the Registration Statement, the use of the Base Prospectus or the Final Prospectus Supplement, and, to the knowledge of the Company, no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or related to the Offering has been initiated or threatened by the Commission and no notice of objection of the Commission to the use of such Registration Statement pursuant to Rule 401(g)(2) under the Act has been received by the Company. Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference.

(b)            On each Effective Date, the Registration Statement did, and when the Final Prospectus Supplement is filed in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus Supplement (and any amendment or supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on each Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b); and on the Closing Date, the Final Prospectus Supplement (together with any amendment or supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus Supplement (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agents specifically for inclusion in the Registration Statement or the Final Prospectus Supplement (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Placement Agents consists of the information described as such in Section 7(b) hereof.

(c)            As of the Initial Sale Time, the Pricing Disclosure Package, when taken together as a whole with the pricing information set forth in Exhibit C hereto, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Pricing Disclosure Package based upon and in conformity with written information furnished to the Company by the Placement Agents specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Placement Agents consists of the information described as such in Section 7(b) hereof.

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(d)            (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was and is an “ineligible issuer” (as defined in Rule 405).

(e)            Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any of the Securities by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Registration Statement, any Preliminary Prospectus Supplement and the Final Prospectus Supplement. The Company represents and agrees that it has not and will not make any offer relating to the Securities that would constitute an “Issuer Free Writing Prospectus” or that would otherwise constitute a “Free Writing Prospectus”.

(f)            All statistical, demographic and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate in all material respects or represent the Company’s good faith estimates that are made on the basis thereof. To the extent required, the Company has obtained the written consent for the use of such data from such sources.

(g)            Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, the Company maintains disclosure controls and procedures (as defined under Rule 13a-15(e) under the Exchange Act) that have been designed to ensure that material information relating to the Company and the Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; has been evaluated as of the end of the Company’s most recent audited fiscal year and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, the Company and its Subsidiaries’ internal controls over financial reporting are effective and the Company and its Subsidiaries are not aware of any material weakness in their internal controls over financial reporting. Since the date of the latest audited financial statements included in, or incorporated by reference into, the Registration Statement, the Base Prospectus and the Final Prospectus Supplement, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting adversely.

(h)            The Company has the requisite corporate power and authority to enter into and perform its obligations under each of the Transaction Documents to which it is a party and to issue the Securities in accordance with the terms hereof and thereof. Except for approvals of the Company’s board of directors (the “Board of Directors”) or a committee thereof as may be required in connection with any issuance and sale of the Securities (which approvals shall be obtained prior to the date of this Agreement), the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or its shareholders is required. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

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(i)            The Securities have been duly authorized by all necessary corporate action on the part of the Company. The Securities, when issued and sold against payment therefor in accordance with the Purchase Agreements, shall be validly issued and outstanding, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof. When paid for and issued in accordance with the Purchase Agreements, the Warrants will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies). The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued and outstanding, fully paid and non-assessable, free and clear of all liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of Shares issuable pursuant to this Agreement and shall reserve from its duly authorized capital stock the maximum number of Warrant Shares issuable pursuant to the Warrants.

(j)            Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the Offering, except for such rights as have been duly waived.

(k)            Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, since the date of the latest audited financial statements of the Company included in, or incorporated by reference into, the Registration Statement, the Base Prospectus and the Final Prospectus Supplement: (a) neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its share capital; (c) there has not been any change in the share capital of the Company or any of its Subsidiaries (other than a change in the number of outstanding Class A Ordinary Shares due to the issuance of shares upon the exercise of outstanding options or warrants, upon the conversion of outstanding shares of preferred share or other convertible securities or the issuance of restricted share awards or restricted share units under the Company’s existing share awards plan, or any new grants thereof in the ordinary course of business), (d) there has not been any material change in the Company’s long-term or short-term debt, and (e) there has not been (1) any material adverse change or effect or development involving a prospective material adverse change in the business, operations, properties or financial condition of the Company and its Subsidiaries, taken as a whole (any such change or development being referred to herein as a “Material Adverse Effect”) or (2) any change or development that could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby .

(l)            To the Company’s knowledge, PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft, which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement, the Base Prospectus and the Final Prospectus Supplement, is (i) an independent registered public accounting firm with respect to the Company within the meaning of the Act and as required by the Act, the Exchange Act, and the rules of the Public Company Accounting Oversight Board (“PCAOB”), (ii) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company, (iii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Act and (iv) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

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(m)            The financial statements filed with the Commission as a part of the Registration Statement, the Base Prospectus and the Final Prospectus Supplement, together with the related notes and schedules thereto, comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act in effect as of the time of filing and present fairly in all material respects the financial condition of the Company, together with its consolidated Subsidiaries, as of the dates shown and its results of operations, cash flows and changes in stockholders’ equity for the periods shown, and such consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (the “IFRS”), as issued by the International Accounting Standards Board and the related interpretations issued by the IFRS Interpretations Committee and applied on a consistent basis throughout the periods covered thereby except for any normal adjustments in the Company’s financial statements. The other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement are accurately and fairly presented and prepared on a basis consistent with the audited financial statements included or incorporated by reference in the Registration Statement, the Base Prospectus and the Final Prospectus Supplement and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement that are not included or incorporated by reference as required. All disclosures contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, if any, regarding “non-IFRS financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable. The Company and its Subsidiaries do not have any material liabilities or obligations, direct or contingent, not described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement which are required to be described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement.

(n)            Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, the Company and each of its Subsidiaries have maintained and continue to maintain a system of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

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(o)            The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing as a limited liability company (naamloze vennootschap), with the requisite power and authority to (i) own and use its properties and assets and to carry on its business as currently conducted and (ii) enter into and perform its obligations under the Transaction Documents. The Company is not in violation or Default (as defined below) of any of the provisions of its Organizational Documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(p)            Each of the Company’s “subsidiaries” (each, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly incorporated or organized, as the case may be, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as currently conducted. Each of the Company’s Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not have or reasonably be expected to result in a Material Adverse Effect. All of the issued and outstanding capital stock or other equity or ownership interests of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim, except to the extent that the existence of any such security interest, mortgage, pledge, lien, encumbrance or adverse claim would not result in a Material Adverse Effect. The only Subsidiaries of the Company are (A) the Subsidiaries listed on Exhibit 8.1 to the Company’s most recent Annual Report on Form 20-F filed with the Commission and (B) certain other Subsidiaries which, considered in the aggregate as a single Subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.

(q)            The authorized share capital of the Company and the shares thereof issued and outstanding were in all material respects as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement as of the dates reflected therein. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and non-assessable. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement and this Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Act. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, no shares of authorized share capital of the Company are entitled to preemptive rights, rights of first refusal or other similar rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. The Class A Ordinary Shares (including the Shares and the Warrant Shares) conform in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any of the other Transaction Documents or the consummation of the transactions described herein or therein. The Company has filed with the Commission true and correct copies of the Company’s Organizational Documents.

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(r)            The Class A Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Class A Ordinary Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not received notice from Nasdaq to the effect that the Company is not in compliance with the listing or maintenance requirements of Nasdaq. The Company is in compliance with all such listing and maintenance requirements. The Class A Ordinary Shares are eligible for participation in the DTC book entry system and has shares on deposit at DTC for transfer electronically to third parties via DTC through its Deposit/Withdrawal at Custodian (“DWAC”) delivery system. The Company has not received notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of Class A Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Class A Ordinary Shares are being imposed or is contemplated.

(s)            Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective Organizational Documents and neither the Company nor any Subsidiary is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, contract, franchise or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness) to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject, except for such Defaults as could not be expected, individually or in the aggregate, to result in a Material Adverse Effect. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby (including the issue and sale of the Securities) and thereby do not and shall not (i) result in a violation of any provision of the Company’s Organizational Documents, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a Default under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any Material Agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective properties or assets is subject, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected (including federal and state securities laws and regulations and the rules and regulations of Nasdaq), except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Act and any applicable state securities laws, the Company is not required under any federal, state, local or foreign law, rule or regulation to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or other governmental or regulatory authority or agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents to which it is a party, to issue the Securities to the Investors in accordance with the terms hereof and thereof or, to the Company’s knowledge, the application of the proceeds from the sale of the Shares as described under “Use of Proceeds” in the Registration Statement, Pricing Disclosure Package and the Final Prospectus Supplement (other than such consents, authorizations, orders, filings or registrations as have been, or will be, obtained or made prior to the Closing Date, including as may be required under applicable state securities or blue sky laws, Nasdaq or the Financial Industry Regulatory Authority).

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(t)            There are no Actions pending or, to the Company’s knowledge, currently threatened against the Company or any of its Subsidiaries or their respective assets or properties (i) other than Actions accurately described in all material respects in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement and Actions that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or on the power or ability of the Company to perform its obligations under, or consummate the transactions contemplated by, the Transaction Documents or (ii) that are required to be described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, and are not so described.

(u)            Neither the Company nor any of its Subsidiaries is bound by or subject to (and none of their assets or properties is bound by or subject to) any contract with any labor union, and, to the Company’s knowledge, no labor union has requested or has sought to represent any of the employees of the Company or any of its Subsidiaries. There is no strike or other labor dispute involving the Company or any of its Subsidiaries pending, or to the Company’s knowledge, threatened, that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, nor, to the knowledge of the Company, is there any labor organization activity involving the employees of the Company or any of its Subsidiaries. With respect to all current and former Persons who have performed services for or on behalf of the Company or any of its Subsidiaries, each of the Company and its Subsidiaries has complied in all material respects with all applicable state and federal equal employment opportunity, wage and hour, compensation and other laws related to employment, including but not limited to, overtime requirements, classification of employees and independent contractors under federal and state laws (including for tax purposes and for purposes of determining eligibility to participate in any Employee Plan (as defined below)), hours of work, leaves of absence, equal opportunity, sexual and other harassment, whistleblower protections, immigration, occupational health and safety, workers’ compensation, and the withholding and payment of all applicable Taxes, and there are no material arrears in the payments of wages, unemployment insurance premiums or other similar obligations. There are no material claims, disputes, grievances, or controversies pending or, to the knowledge of the Company, threatened involving any employee or group of employees of the Company or any of its Subsidiaries. There are no material charges, investigations, administrative proceedings or formal complaints of (i) discrimination or retaliation (including discrimination, harassment or retaliation based upon sex, age, marital status, race, national origin, sexual orientation, disability or veteran status), (ii) unfair labor practices, (iii) violations of health and safety laws, (iv) workplace injuries or (v) whistleblower retaliation against the Company or any of its Subsidiaries, in each case that (y) pertain to any current or former employee and (z) have been threatened in writing by such employee or are pending before the Equal Employment Opportunity Commission, the National Labor Relations Board, the U.S. Department of Labor, the U.S. Occupational Health and Safety Administration, the Workers Compensation Appeals Board, or any other Governmental Authority.

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(v)            (i) The Company and its Subsidiaries own or have a valid license to all patents, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, domain names and other intellectual property, including any and all registrations, applications for registration, and goodwill associated with any of the foregoing (collectively, “Intellectual Property Rights”) currently employed by them in connection with the business, except where the failure to own, possess, license, have the right to use any of the foregoing would not reasonably be expected to result in a Material Adverse Effect; (ii) the Intellectual Property Rights owned by the Company and its Subsidiaries and, to the Company’s knowledge, the Intellectual Property Rights exclusively licensed to the Company and its Subsidiaries, in each case, which are material to the conduct of the business of the Company and its Subsidiaries as described in the Registration Statement, Pricing Disclosure Package and the Final Prospectus Supplement are valid, subsisting and enforceable, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any such Intellectual Property Rights; (iii) neither the Company nor any of its Subsidiaries has received any written notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Material Adverse Effect; (iv) all Intellectual Property Rights owned or purported to be owned by the Company or its Subsidiaries is owned solely by the Company or its Subsidiaries and is owned free and clear of all liens, encumbrances, defects and other restrictions except for liens, encumbrances, defects and restrictions as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; (v) to the Company’s knowledge, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned by the Company, except to the extent that the infringement, misappropriation or violation, would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; (vi) to the Company’s knowledge, neither the Company nor any of its Subsidiaries infringes, misappropriates or otherwise violates, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights of a third party that would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; (vii) all employees or contractors engaged in the development of Intellectual Property Rights on behalf of the Company or any Subsidiary have executed an invention assignment agreement whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property Rights to the Company or the applicable Subsidiary, and to the Company’s knowledge no such agreement has been breached or violated, or Intellectual Property Rights have been assigned to the Company by applicable law; and (viii) the Company and its Subsidiaries use, and have used, commercially reasonable efforts to appropriately maintain all information intended to be maintained as a trade secret. The Intellectual Property owned by the Company has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part. The Company and its Subsidiaries have materially complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any Subsidiary, and all such material agreements are, to the Company’s knowledge, in full force and effect. To the Company’s knowledge, there are no material defects in any of the patents or patent applications included in the Intellectual Property. The Company and its Subsidiaries have taken commercially reasonable steps to protect, maintain and safeguard Intellectual Property owned by the Company, including the execution of appropriate nondisclosure, confidentiality agreements and invention assignment agreements and invention assignments with their employees, and, to the Company’s knowledge, no employee of the Company is in or has been in violation of any term of any such agreement except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(w)            The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, except, in each case, as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement. This Section 2(w) does not relate to environmental matters, such items being the subject of Section 2(ee).

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(x)            The Company and each of its Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(y)            Each of the Company and its Subsidiaries has (a) filed all material foreign, federal, state and local Tax Returns required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof and (b) paid all material Taxes shown as due and payable on such returns that were filed and has paid all material Taxes imposed on or assessed against the Company or such respective Subsidiary. The provisions for Taxes payable, if any, shown on the financial statements included or incorporated by reference in the Registration Statement, the Base Prospectus and the Final Prospectus Supplement are sufficient for all accrued and unpaid Taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. To the Company’s knowledge, no issues have been raised (and are currently pending) by any taxing authority in connection with any of the Tax Returns or Taxes asserted as due from the Company or its Subsidiaries, and no waivers of statutes of limitation with respect to the returns or collection of Taxes have been given by or requested from the Company or its Subsidiaries that would be reasonably likely to result in a Material Adverse Effect.

(z)            To the Company’s knowledge, based on the current and anticipated value of its assets and the nature and composition of its income and assets, and subject to the qualifications set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, the Company was not “passive foreign investment company” within the meaning of Section 1297 of the Code for the taxable year ending December 31, 2021.

(aa)          The Company is not, and as a result of the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Securities as will be set forth in the Registration Statement (and any post-effective amendment thereto), the Pricing Disclosure Package and the Final Prospectus Supplement will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(bb)          The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as, in the Company’s reasonable judgment, are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company.

(cc)          Neither the Company nor any of its officers, directors or Affiliates has, and, to the knowledge of the Company, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, including any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act), or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. Neither the Company nor any of its officers, directors or Affiliates will during the term of this Agreement, and, to the knowledge of the Company, no Person acting on their behalf will during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence.

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(dd)          Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, none of the officers or directors of the Company and, to the knowledge of the Company, none of the Company’s shareholders, the officers or directors of any shareholder of the Company, or any family member or Affiliate of any of the foregoing, has either directly or indirectly any interest in, or is a party to, any transaction that is required to be disclosed by the Company as a related party transaction pursuant to Item 404 of Regulation S-K promulgated under the Act.

(ee)          Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, the Company and its Subsidiaries (i) are in compliance with all applicable federal, state, local and foreign laws relating to pollution or protection of human health (to the extent relating to exposure to Hazardous Materials, defined below) and safety, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release of hazardous or toxic substances or wastes, pollutants or contaminants that are subject to regulation by any governmental authority (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (“Environmental Laws”); (ii) have received all permits, authorizations or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, authorization or approval, where in each clause (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries have not received notice of any pending or threatened liability under any Environmental Law, except where such notice, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(ff)          Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, neither the Company nor any of its Subsidiaries is a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which: (i) is subject to Title IV of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company or any of its ERISA Affiliates (as defined hereafter). Each plan is referred to herein as an “Employee Plan.” An “ERISA Affiliate” of any Person means any other Person which, together with that Person, could be treated as a single employer under Section 414(b), (c), (m) or (o) of Code. Each Employee Plan has been maintained in material compliance with its terms and the requirements of applicable law. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of its ERISA Affiliates, other than medical benefits required to be continued under applicable law. No “prohibited transaction”(as defined in either Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Employee Plan; and each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification, except where such occurrence or failure to qualify would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. With respect to each Employee Plan, no Actions (other than routine claims for benefits in the ordinary course of business) are pending or, to the knowledge of the Company, threatened, and, to the knowledge of the Company, no facts or circumstances exist that would reasonably be expected to give rise to any such Actions. No Employee Plan is currently under investigation or audit by any Governmental Authority and, to the knowledge of the Company, no such investigation or audit is contemplated or under consideration. Each Employee Plan that is a “nonqualified deferred compensation plan” subject to Section 409A of the Code has been maintained and administered in all material respects in accordance with its terms and in operational and documentary compliance with Section 409A of the Code and all regulations and other applicable regulatory guidance (including notices and rulings) thereunder.

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(gg)          Except for fees payable by the Company to the Placement Agents, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(hh)          The business of the Company and the Subsidiaries is presently being conducted in compliance with all applicable federal, state, local and foreign governmental laws, rules, regulations and ordinances, except for such non-compliance which, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation of any Governmental Authority applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for any such violations which could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. There are no statutes, laws, rules, regulations or ordinances of any Governmental Authority, self-regulatory organization or body that are applicable to the Company or any of its Subsidiaries or to their respective businesses, assets or properties that are required to be described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement that are not described therein as required.

(ii)            Neither the Company nor any of its Subsidiaries nor any director or officer, nor, to the knowledge of the Company, any employee, agent, representative or Affiliate or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any Person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official of any federal, state or foreign office or candidate for any federal, state or foreign political office) to improperly influence official action or secure an improper advantage (to the extent acting on behalf of or providing services to the Company); (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act 2010, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, authorized, requested, or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Company and its Subsidiaries and, to the knowledge of the Company, the Company’s Affiliates have conducted their businesses in compliance with the FCPA, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, the U.K. Bribery Act 2010 and other applicable anti-corruption, anti-money laundering and anti-bribery laws, and have instituted and maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

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(jj)          The operations of the Company are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the applicable anti-money laundering statutes, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code Section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder, of jurisdictions where the Company conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(kk)          Neither the Company nor any of its Subsidiaries, nor any director or officer thereof, nor, to the Company’s knowledge, any employee, agent, Affiliate or representative of the Company, is a Person that is, or is majority owned or controlled by a Person that is (i) named on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List, or any other similar list of sanctioned persons (collectively, “Sanction Lists”) administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or any similar list of sanctioned persons administered by the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, any individual European Union member state, including the United Kingdom or other relevant sanctions authority, nor (ii) located, organized or resident of the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea, Sudan or Syria, or any other country (each a “Sanction Country” and collectively, “Sanction Countries”) or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom. Neither the Company nor any of its Subsidiaries will, directly or indirectly, use the proceeds from the sale of Securities under the Transaction Documents, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person (a) to fund or facilitate any activities or business of or with any Person or any Sanctioned Country, or (b) in any other manner that will result in a violation of Sanction Lists by any Person (including any Person participating in the Offering, whether as underwriter, advisor, investor or otherwise). For the past five (5) years, neither the Company nor any of its Subsidiaries have knowingly engaged in, or are now knowingly engaged in, any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject of Sanction Lists or a Sanction Country.

(ll)          There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith.

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(mm)          Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, the Company’s and its Subsidiaries’ information technology (i) assets and equipment, (ii) computers, (iii) systems, (iv) networks, (v) hardware, (vi) software, (vii) websites, (viii) applications, and (ix) databases (collectively, “IT Systems”) operate and perform as required in connection with the operation of the business of the Company as currently conducted, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, and except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, the Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including all Personal Data (defined below) and all other sensitive, confidential or regulated data controlled by the Company and its Subsidiaries in connection with their businesses (“Confidential Data”). “Personal Data” means, to the extent applicable to the Company’s business, any information which would qualify as (i) “personally identifying information” under the Federal Trade Commission Act, as amended; (ii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iii) “personal information” as defined by the California Consumer Privacy Act (“CCPA”) or (iv) any other term of similar import as defined under any Privacy Law. “Privacy Laws” means applicable state and federal data privacy and security laws and regulations, including, to the extent applicable, the CCPA and the GDPR. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, and except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, to the Company’s knowledge, there have been no breaches, violations, outages or unauthorized uses of or accesses to any Personal Data controlled by the Company and its Subsidiaries, except for those that have been remedied without cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, and except as would not reasonably be expected to, individually or in the aggregate, to have a Material Adverse Effect, the Company and its Subsidiaries are in compliance with all Privacy Laws, applicable judgments, orders or rules of any court, arbitrator or governmental or regulatory authority, external policies and contractual obligations, in each case to the extent relating to the privacy and security of IT Systems, Confidential Data, and Personal Data controlled by the Company and its Subsidiaries in connection with their businesses and to the protection of such IT Systems, Confidential Data, and Personal Data from unauthorized use, access, misappropriation or modification. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, and except as would not reasonably be expected to, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries: (i) has received written notice of any actual or potential violation of any of the Privacy Laws, or has any knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any violation of any Privacy Law; or (iii) is a party to any order or decree that imposes any obligation or liability under any Privacy Law.

(nn)          Except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Class A Ordinary Shares on the date such stock option would be considered granted under IFRS and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

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(oo)            Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, neither the Company nor any Subsidiary of the Company is a party to any contract, agreement or plan, a copy of which would be required to be filed with the Commission as an exhibit to an annual report on Form 20-F (collectively, “Material Agreements”). Each of the Material Agreements described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement conform in all material respects to the descriptions thereof contained or incorporated by reference therein. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, the Company and each of its Subsidiaries have performed in all material respects all the obligations then required to be performed by them under the Material Agreements, have received no notice of default or an event of default by the Company or any of its Subsidiaries thereunder and are not aware of any basis for the assertion thereof, and neither the Company or any of its Subsidiaries nor, to the knowledge of the Company, any other contracting party thereto are in default under any Material Agreement now in effect, the result of which would be reasonably expected to have a Material Adverse Effect. Each of the Material Agreements is in full force and effect, and constitutes a legal, valid and binding obligation enforceable in accordance with its terms against the Company and/or any of its Subsidiaries and, to the knowledge of the Company, each other contracting party thereto, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(pp)          Since December 31, 2021, the Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law, nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any Bankruptcy Law. The Company is financially solvent and is generally able to pay its debts as they become due.

(qq)          Neither the Company nor any of its Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any Subsidiary (including the notes thereto) in conformity with IFRS and are not disclosed in Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses since the date of the latest audited financial statements of the Company included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(rr)          None of the Company or any of its Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer, issuance and sale by the Company to the Investor of any of the Securities under the Act, whether through integration with prior offerings or otherwise. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the offer, issuance and sale by the Company to the Investors of any of the Securities under the Act or cause the Offering to be integrated with any other offering of securities of the Company.

(ss)          Except as provided by laws or statutes generally applicable to transactions of the type described in this Agreement, neither the Company nor any of its respective properties, assets or revenues has any right of immunity under the laws of the Netherlands, New York or United States law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Dutch, New York or United States federal court, from service of process, attachment upon or prior judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement. To the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 10(b) of this Agreement.

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(tt)            [Reserved].

(uu)          No stamp, issue, registration, documentary, transfer or other similar taxes and duties, including interest and penalties, are payable on or in connection with the issuance and sale of the Securities by the Company or the execution and delivery of this Agreement.

(vv)          The statements in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement under the headings “Taxation” to the extent such statements are statements of, or conclusions with respect to, U.S., Dutch and German tax law are correct in all material respects.

(ww)          Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, (i) under current laws and regulations of the Netherlands or Germany and any political subdivision thereof, all dividends and other distributions declared and payable on the Securities may be paid by the Company to the holder thereof and all amounts payable to the Placement Agents pursuant this Agreement may be paid by the Company to the Placement Agents, in United States dollars or euros that may be converted into foreign currency and freely transferred out of euros and (ii) all such payments made to holders thereof or therein or the Placement Agents who are non-residents of the Netherlands, Germany or the United States will not be subject to income, withholding or other taxes under laws and regulations of the Netherlands, Germany or the United States or any political subdivision or taxing authority of either the Netherlands, Germany or the United States (the “Relevant Tax Jurisdiction”) and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Relevant Tax Jurisdiction and without the necessity of obtaining any governmental authorization in the Relevant Tax Jurisdiction.

(xx)            All payments made by the Company to the Placement Agents under this Agreement will not be subject to withholding taxes under the laws and regulations of the Relevant Tax Jurisdiction.

(yy)          Subject to the qualifications and limitations set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, the Company is, as of the date hereof, a resident of Germany for purposes of the 2012 Convention between the Federal Republic of Germany and the Kingdom of the Netherlands for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income and the Company’s Subsidiary Lilium GmbH is and has at all times been resident for tax purposes only in its jurisdiction of incorporation and is and has not been treated as resident in any other jurisdiction for any tax purpose (including any double tax treaty).

(zz)           There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off-Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), and are required to be described in the Pricing Disclosure Package and the Final Prospectus Supplement, which have not been described as required.

(aaa)          The section entitled “Critical Accounting Policies” incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement accurately describes in all material respects (i) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (ii) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions, and an explanation thereof.

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(bbb)        Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, the Company is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental authority.

(ccc)        Any certificate signed by any officer of the Company and delivered to the Placement Agents or counsel for the Placement Agents in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters specifically covered thereby, to the Placement Agents, as applicable.

3.            Certain Covenants of the Company. The Company hereby agrees with each Placement Agent:

(a)            During the Prospectus Delivery Period, before using or filing any amendment or supplement to the Registration Statement or the Final Prospectus Supplement (in each case, other than due to the filing of an Incorporated Document), to furnish to the Placement Agents, upon such party’s written request, a copy of each such amendment or supplement within a reasonable period of time before filing with the Commission or using any such amendment or supplement and the Company will not use or file any such proposed amendment or supplement to which any of the Placement Agents reasonably objects, unless the Company’s legal counsel has advised the Company that use or filing of such document is required by law.

(b)            To file the Final Prospectus Supplement within the time period required by Rule 424(b) under the Act (without reference to Rule 424(b)(8)) and to provide copies of any Preliminary Prospectus Supplement, the Final Prospectus Supplement, any other amendments or supplements to the Final Prospectus Supplement and (to the extent not previously delivered or filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto (collectively, “EDGAR”)) to the Placement Agents, upon written request of such party, via e-mail in “.pdf” format on such filing date to an e-mail account designated by the Placement Agents and, at the relevant party’s written request, to also furnish copies of any Preliminary Prospectus Supplement, the Final Prospectus Supplement, any other amendments or supplements to the Final Prospectus Supplement to each exchange or market on which sales were effected as may be required by the rules or regulations of such exchange or market. To file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act during the Prospectus Delivery Period, and during such same period to advise the Placement Agents promptly after the Company receives notice thereof, (i) when the Final Prospectus Supplement, and any amendment or supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) under the Act; (ii) when, prior to the termination of the Offering, any amendment to the Registration Statement has been filed or has become effective (iii) of the issuance by the Commission of any stop order or any order preventing or suspending the use of any prospectus relating to the Shares or the initiation or threatening of any proceeding for that purpose, pursuant to Section 8A of the Act; (iv) of any objection by the Commission to the use of Form F-3 by the Company pursuant to Rule 401(g)(2) under the Act; (v) of the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the initiation or threatening in writing of any proceeding for any such purpose; (vi) of any request by the Commission for the amendment of the Registration Statement or the amendment or supplementation of the Final Prospectus Supplement (in each case including any documents incorporated by reference therein) or for additional information; (vii) of the occurrence of any event, as a result of which the Final Prospectus Supplement as then amended or supplemented includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Final Prospectus Supplement is delivered to a purchaser, not misleading; and (viii) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto; and in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, or of any notice of objection pursuant to Rule 401(g)(2) under the Act, to use promptly its commercially reasonable efforts to obtain its withdrawal.

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(c)            Upon request, the Company will furnish to the Placement Agents and counsel for the Placement Agents, without charge, two signed copies of the Registration Statement (including exhibits thereto) and, during the Prospectus Delivery Period, as many copies of each Base Prospectus, the Final Prospectus Supplement and any amendment or supplement thereto as the Placement Agents may reasonably request; provided, however, that the Company shall have no obligation to provide the Placement Agents with any document filed on EDGAR or included on the Company’s internet website.

(d)            Upon request, during the Prospectus Delivery Period, to furnish or make available to the Placement Agents (i) copies of any reports or other communications which the Company shall send to its shareholders or shall from time to time publish or publicly disseminate and (ii) copies of all annual reports and reports of Foreign Private Issuers filed with the Commission on Forms 20-F and 6-K, respectively, or such other similar form as may be designated by the Commission, and to furnish to the Placement Agents, as applicable, from time to time such other information as the Placement Agents may reasonably request regarding the Company or its subsidiaries, in each case as soon as such reports, communications, documents or information becomes available or promptly upon the request of the Placement Agents, as applicable; provided, however, that the Company shall have no obligation to provide the Placement Agents with any document filed on EDGAR or included on the Company’s internet website.

(e)            If, at any time during the Prospectus Delivery Period, any event shall occur or condition shall exist as a result of which it is necessary in the reasonable opinion of counsel for the Placement Agents and counsel for the Company, to further amend or supplement the Final Prospectus Supplement as then amended or supplemented in order that the Final Prospectus Supplement will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances existing at the time the Final Prospectus Supplement is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, to amend or supplement the Registration Statement or the Final Prospectus Supplement in order to comply with the requirements of the Act, the Company will, subject to Section 1(a) above, promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Act, the Exchange Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement, the Final Prospectus Supplement or comply with such requirements.

(f)            To generally make available to its security holders and the Placement Agents as soon as reasonably practicable, but not later than 9 months after the first day of the fiscal quarter following the period referred to below, an earnings statement (in form complying with the provisions of Section 11(a) under the Act and Rule 158 of the Commission promulgated thereunder) covering a period of at least twelve months beginning after the “effective date” (as defined in such Rule 158) of the Registration Statement.

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(g)            To apply the net proceeds from the sale of the Securities in the manner described in the Final Prospectus Supplement under the caption “Use of Proceeds.”

(h)            Not to, and to cause its subsidiaries not to, take, directly or indirectly, any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; provided that nothing herein shall prevent the Company from filing or submitting reports under the Exchange Act or issuing press releases in the ordinary course of business.

(i)            All payments to be made by the Company to the Placement Agents hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever imposed, levied, collected, withheld or assessed by a Relevant Tax Jurisdiction, unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, except for any such tax imposed by reason of a Placement Agent’s (i) having some present or former connection with the Relevant Tax Jurisdiction other than its participation as Placement Agent hereunder or (ii) failure to provide, upon reasonable request from the Company, a certificate, form or other applicable document that it is able to provide to reduce or eliminate such tax, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

4.            Conditions of Placement Agents’ Obligations.

The obligations of the Placement Agents hereunder are subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions, except as otherwise disclosed to and acknowledged and waived by the Placement Agents:

(a)            The Final Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) at or before 5:30 p.m., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(b)            The respective representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(c)            On the date hereof and as of the Closing Date: (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act and no proceedings initiated under Section 8(d) or 8(e) of the Act for that purpose or pursuant to Section 8A of the Act shall be pending or, to the knowledge of the Company, threatened by the Commission, and (ii) any request for additional information on the part of the Commission (to be included in the Registration Statement, the Pricing Disclosure Package or the Final Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agents.

(d)            Subject to the execution and delivery of this Agreement and as of the Closing Date, no event or condition of a type described in Section 2(k) hereof shall have occurred or shall exist that is material and adverse to the Company (without duplication of any material adverse effect qualifier contained therein), which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Final Prospectus Supplement (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Placement Agents makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Final Prospectus Supplement.

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(e)            The Company shall have furnished to the Placement Agents a certificate of the Company, signed by the Chief Executive Officer, President or Chief Financial Officer of the Company, dated the Closing Date, to the effect that he or she has carefully examined the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, any supplements or amendments thereto and this Agreement and that, to the knowledge of such officer and subject to the execution and delivery of this Agreement and as of the Closing Date:

1)            the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on such date, except for those representations and warranties that speak solely as of a specific date and were true and correct as of such date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

2)            no stop order suspending the effectiveness of the Registration Statement or notice by the Commission objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

3)            confirming to the effect set forth in paragraph (d) above.

(f)            The Company shall have requested and caused PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft to have furnished to the Placement Agents, on the date of this Agreement and at the Closing Date, comfort letters, dated respectively as of the date of this Agreement and the Closing Date in form and substance reasonably satisfactory to the Placement Agents, including confirmation that (i) they are an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) (“PCAOB”) and (ii) they have performed an audit of the consolidated financial statements of the Company as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the related financial statement schedule.

(g)            The Company shall have requested and caused to be delivered an opinion, and, if not covered in such opinion, a negative assurance letter of Freshfields Bruckhaus Deringer LLP, counsel for the Company, addressed to each of the Placement Agents and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agents.

(h)

(i)            The Placement Agents shall have received from Latham & Watkins LLP, counsel for the Placement Agents, such letter and opinion or opinions dated the Closing Date, addressed to each of the Placement Agents and addressing such matters as the Placement Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(j)            Subsequent to the earlier of (i) the Initial Sale Time and (ii) the execution and delivery of this Agreement, (A) no downgrading shall have occurred in the rating accorded any debt securities, convertible securities or preferred stock issued, or guaranteed by, the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act and (B) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock issued or guaranteed by the Company or any of its Subsidiaries (other than an announcement with positive implications of a possible upgrading).

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(k)            The Company shall have submitted to Nasdaq a Notification of Listing of Additional Shares with respect to the Shares and the Warrant Shares and Nasdaq shall not have objected thereto.

(l)             Prior to the Closing Date, the Company shall have furnished to the Placement Agents (1) a certificate of the chief financial officer with respect to certain financial data contained in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, in form and substance reasonably satisfactory to the Placement Agents and (2) such further information, certificates and documents as the Placement Agents may reasonably request.

The documents required to be delivered by this Section 4 shall be delivered by email exchange on the Closing Date.

5.            Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

6.            Termination. This Agreement shall be subject to termination in the absolute discretion of the Placement Agents, by notice given to the Company if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading in the Company’s Class A Ordinary Shares shall have been suspended by the Commission or Nasdaq or trading in securities generally on Nasdaq shall have been suspended or materially limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Placement Agents, impractical or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement, the Purchase Agreements, the Pricing Disclosure Package and the Prospectus.

7.            Indemnity and Contribution.

(a)            The Company agrees to indemnify and hold harmless each Placement Agent, the directors, officers, employees, Affiliates and agents of each Placement Agent and each person who controls any Placement Agent within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, arising out of, or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in the Final Prospectus Supplement (or any amendment or supplement thereto), any Preliminary Prospectus Supplement, any road show as defined in Rule 433(h) under the Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Placement Agent specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of any Placement Agent consists of the information described as such in Section 7(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

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(b)            Each Placement Agent severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the indemnity from the Company to each Placement Agent set forth in paragraph 7(a) above, but only with reference to written information relating to such Placement Agent furnished to the Company by or on behalf of such Placement Agent specifically for inclusion in the documents referred to in the foregoing indemnity; and each Placement Agent agrees to reimburse each such indemnified party for any documented legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Placement Agent may otherwise have. The Company acknowledges that there has been no information furnished in writing by or on behalf of the several Placement Agents for inclusion in the documents referred to in the foregoing indemnity other than the first sentence of the first paragraph under the caption “—Other Relationships” in the Plan of Distribution section in each of the Final Prospectus Supplement (or any amendment or supplement thereto) and the Preliminary Prospectus Supplement .

(c)            Promptly after the receipt by any person in respect of which indemnification may be sought pursuant to either Section 7(a) or 7(b) above of notice of the commencement of any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand, such person (the “Indemnified Person”) will, if a claim in respect thereof is to be made against whom such indemnification may be sought (the “Indemnifying Person”) notify the Indemnifying Person in writing as promptly as reasonably practicable of the commencement thereof; provided that the failure so to notify the Indemnifying Person (i) will not relieve it from any liability that it may have under this Section 7 unless and to the extent that it did not otherwise learn of such action and such failure results in the forfeiture by the Indemnifying Person of substantial rights and defenses and (ii) will not, in any event, relieve the Indemnifying Person from any obligations to an Indemnified Person other than the indemnification obligation provided in Section 7(a) or Section 7(b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall be entitled to appoint counsel of the Indemnifying Person’s choice at the Indemnifying Person’s expense to represent the Indemnified Person in any action, and any others entitled to indemnification pursuant to this Section that the Indemnifying Person may designate in such action, for which indemnification is sought (in which case the Indemnifying Person shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person or Indemnified Persons except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Indemnifying Person’s election to appoint counsel to represent the Indemnified Person in an action, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Indemnifying Person shall bear the reasonable fees, costs and expenses of such separate counsel if (A) the use of counsel chosen by the Indemnifying Person to represent the Indemnified Person would present such counsel with a conflict of interest, (B) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Indemnifying Person and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Persons which are different from or additional to those available to the Indemnifying Person, (C) the Indemnifying Person shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (D) the Indemnifying Person shall authorize the Indemnified Person to employ separate counsel at the expense of the Indemnifying Person. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons and that all such reasonable fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for one or more of the Placement Agents and any of their affiliates, directors and officers and their control persons, if any, shall be designated in writing by the Placement Agents, as applicable, and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and its control persons, if any, shall be designated in writing by the Company. An Indemnifying Person will not, without the prior written consent of the Indemnified Persons, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Persons are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes (i) an unconditional release of each Indemnified Person from all liability arising out of such claim, action, suit or proceeding; and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Person.

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(d)            In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable or insufficient to hold harmless an Indemnified Person for any reason, then each Indemnifying Person agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, “Losses”) to which the Company and one or more of the Placement Agents may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agents, on the other, from the offering and sale of the Shares pursuant to this Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Placement Agents severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agents, on the other, in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the sale of the Shares (before deducting expenses) received by it as set for the on the cover page of the Final Prospectus Supplement, and benefits received by the Placement Agents shall be deemed to be equal to the total Placement Fee. Relative fault of the Company, on the one hand, and the Placement Agents, on the other, shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each such party, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

(e)            In no case shall any Placement Agent (except as may be provided in any agreement among Placement Agents relating to the offering of the Securities) be responsible for any amount pursuant to this paragraph 7(e) in excess of the Placement Fee. The Company and the Placement Agents agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph 7(e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls a Placement Agent within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of a Placement Agent shall have the same rights to contribution as such Placement Agent, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph 7(e).

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(f)            The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8.            Payment of Expenses.

(a)            The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or reimburse if paid by any Placement Agent all reasonable and documented costs and expenses incident to the performance of the Company’s obligations under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (i) the preparation, printing, filing, delivery and shipping of the Registration Statement, the Pricing Disclosure Package and the Final Prospectus Supplement, and any amendment or supplement to any of the foregoing and the printing and furnishing of copies of each thereof to the Placement Agents and dealers (including costs of mailing and shipment), (ii) the registration, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale or delivery of the Securities and the printing, delivery, shipping of the certificates representing the Securities, (iii) the fees and expenses of any transfer agent or registrar for the Securities, (iv) fees, disbursements and other charges of counsel for the Company, (v) listing fees, if any, for the listing or quotation of the Shares (including the Warrant Shares) on Nasdaq, (vi) fees and disbursements of the Company’s auditor incurred in delivering the letters described in Section 4(f) hereof, and (vii) the costs and expenses of the Company in connection with the marketing of the Offering and the sale of the Securities to prospective Investors including, but not limited to, those related to any presentations or meetings undertaken in connection therewith, in each case, including applicable VAT, if any.

(b)            The Company agrees with the Placement Agents to pay (directly or by reimbursement) the costs and expenses of the Company in connection with the marketing of the Offering and the sale of the Securities to prospective Investors including, but not limited to, those related to any presentations or meetings undertaken in connection therewith.

(c)            It is understood that except as provided in this Section 6, Section 7 and Section 8 hereof, the Placement Agents shall pay all of their own expenses, including the fees and expenses of their own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement other than as separately agreed in writing with the Placement Agents.

9.            Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of communication, and:

If to the Placement Agents:	Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013 Facsimile: (646) 291-1469 Attention: General Counsel

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B. Riley Securities, Inc.
11100 Santa Monica Blvd., Suite 800 Los Angeles, California 90025 Attention: General Counsel
Email: legal@brileyfin.com

Piper Sandler & Co. 800 Nicollet Mall Minneapolis, Minnesota 55402 Attention: Legal Department Email: legalcapmarkets@psc.com

with a copy to:	Latham & Watkins LLP
1271 Avenue of the Americas New York, New York 10020 Attention: Benjamin Cohen
Email:benjamin.cohen@lw.com

If to the Company:	Lilium N.V.
c/o Lilium Aviation Inc. 2385 N.W. Executive Center Drive, Suite 300 Boca Raton, Florida 33431 Attention: Roger Franks Email: roger.franks@lilium.com with copies (which shall not constitute notice) to:

Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036-8704 Attention: Carl Marcellino Email: carl.marcellino@ropesgray.com

Freshfields Bruckhaus Deringer US LLP 601 Lexington Avenue New York, NY 10022 Attention: Valerie Ford Jacob Email: valerie.jacob@freshfields.com

Any party hereto may change the address for receipt of communications by giving written notice to the others.

10.            Miscellaneous.

(a)            Governing Law. This Agreement and any claim, controversy or dispute arising under or relating to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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(b)            Submission to Jurisdiction. The Company hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. The Company agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and may be enforced in any court to the jurisdiction of which Company is subject by a suit upon such judgment. The Company irrevocably designates and appoints Lilium Aviation Inc., 2385 N.W. Executive Center Drive, Suite 300, Boca Raton, Florida 33431, as its authorized agent in the United States upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent be certified or registered mail, or by personal delivery by Federal Express, to such authorized agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of five years from the date of this Agreement.

(c)            Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(d)            Judgment Currency. The Company agrees to indemnify each Placement Agent, its directors, officers, affiliates and each person, if any, who controls such Placement Agent within the meaning of Section 17 of the Act or Section 20 of the Exchange Act, against any loss incurred by such Placement Agent as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the Judgment Currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

(e)            Waiver of Immunity. To the extent that the Company or either of the Placement Agents has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) the Netherlands, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

11.            Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Placement Agent referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from the Company shall be deemed to be a successor merely by reason of such purchase.

12.            Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

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13.            Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Placement Agents contained in this Agreement or made by or on behalf of the Company or the Placement Agents pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Placement Agents.

14.            Certain Defined Terms. For purposes of this Agreement, except where otherwise expressly provided, the following terms shall have the meanings indicated.

“Action” means any action, lawsuit, complaint, claim, petition, suit, audit, examination, assessment, arbitration, mediation or inquiry, or any proceeding or investigation, by or before any Governmental Authority.

“Affiliate” shall have the meaning set forth in Rule 405 under the Act.

“Base Prospectus” shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

“business day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and applicable regulations promulgated thereunder.

“Commission” shall mean the Securities and Exchange Commission.

“Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Final Prospectus Supplement” shall mean the prospectus supplement relating to the Securities that was filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Governmental Authority” means any federal, state, provincial, municipal, local, international, supranational or foreign government, governmental authority, regulatory or administrative agency (which for the purposes of this Agreement shall include the Commission), governmental commission, department, board, bureau, agency, court, arbitral tribunal, securities exchange or similar body or instrumentality thereof.

“Initial Sale Time” shall mean 8 a.m. (Eastern time) on the date of this Placement Agency Agreement.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

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“Organizational Documents” means the Company’s Deed of Conversion and Amendment to the Articles of Association of Lilium B.V. into Lilium N.V., filed with the Commercial Register of the Netherlands Chamber of Commerce or similar organizational documents of the Company’s Subsidiaries.

“Person” means any person or entity, whether a natural person, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority.

“Preliminary Prospectus Supplement” shall mean any preliminary prospectus supplement to the Base Prospectus which describes the Shares and the offering thereof and is used prior to filing of the Final Prospectus Supplement, together with the Base Prospectus.

“Pricing Disclosure Package” shall mean (i) the Base Prospectus together with the Preliminary Prospectus Supplement dated November 18, 2022, (ii) the pricing information set forth in Exhibit C hereto and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Pricing Disclosure Package.

“Prospectus Delivery Period” shall mean such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Placement Agents a prospectus for the Securities is required by law to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of Securities by any Placement Agent or dealer.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

“Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 433”, “Rule 456” and “Rule 457” refer to such rules under the Act.

“Tax Return” means any return, declaration, report, statement, information statement or other document filed or required to be filed with any Governmental Authority with respect to Taxes, including any claims for refunds of Taxes, any information returns and any amendments or supplements of any of the foregoing.

“Taxes” means all federal, state, local, foreign or other taxes imposed by any Governmental Authority, including all income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, ad valorem, value added, inventory, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, alternative or add-on minimum, or estimated taxes, and including any interest, penalty, or addition thereto.

15.            Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any Placement Agent that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Placement Agents of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

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(b)            In the event that any Placement Agent that is a Covered Entity or a BHC Act Affiliate of such Placement Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Placement Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 15:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)             a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)            a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

16.            Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Placement Agents are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Placement Agents to properly identify their respective clients.

17.            Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto or thereto as the case may be.

18.            Electronic Signatures. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

19.            Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Page Follows]

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If the foregoing correctly sets forth your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company and the Placement Agents.

Very truly yours,

LILIUM N.V.

By:	/s/ Geoffrey Richardson
Name: Geoffrey Richardson
Title: Chief Financial Officer

[Signature Page to Placement Agent Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Kevin Cox
Name: Kevin Cox
Title: Managing Director

B. RILEY SECURITIES, INC.

By:	/s/ Patrice McNicoll
Name: Patrice McNicoll
Title: Co-Head of Investment Banking

PIPER SANDLER & CO.

By:	/s/ Matthew Wolfe
Name: Matthew Wolfe
Title: Managing Director, ECM

[Signature Page to Placement Agent Agreement]

Exhibit A

Form of Warrant

Exhibit B

Form of Purchase Agreement

EXHIBIT C

Pricing Information

i.	Number of Shares: 22,499,997

ii.	Offering Price per Share: $1.30

iii.	Number of Warrants: 11,249,997

iv.	Warrant Exercise Price per whole Share: $1.30